UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-09583

UBS Eucalyptus Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 525-6000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

            UBS Eucalyptus Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Eucalyptus Fund, L.L.C. (the “Fund”), including the schedule of portfolio investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Eucalyptus Fund, L.L.C.at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 27, 2013

A member firm of Ernst & Young Global Limited	1

UBS Eucalyptus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2012

ASSETS

Investments in securities, at fair value (cost $148,354,624)	$162,952,783
Cash	11,534,105
Foreign cash, at fair value (cost $354,849)	352,941
Due from broker	64,714,518
Collateral deposited with broker on swaps	9,887,199
Unrealized appreciation on swaps	688,303
Investments sold, not settled	210,985
Dividends receivable	53,037
Interest receivable	11,271
Other assets	8,915

Total Assets	250,414,057

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $57,202,517)	62,767,733
Unrealized depreciation on swaps	715,846
Options written, at fair value (premiums $258,497)	278,275
Due to broker	38,530,583
Withdrawals payable due to Adviser	4,833,081
Investments purchased, not settled	2,498,397
Withdrawals payable	218,508
Professional fees payable	202,169
Interest payable	101,316
Dividends payable	65,016
Administration fee payable	28,031
Custody fee payable	15,314
Other liabilities	18,735

Total Liabilities	110,273,004

Members’ Capital	$140,141,053

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$131,155,676
Accumulated net unrealized appreciation/(depreciation) on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	8,985,377

Members’ Capital	$140,141,053

The accompanying notes are an integral part of these financial statements.	2

UBS Eucalyptus Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2012

INVESTMENT INCOME

Dividends (less foreign withholding taxes of $172,077)	$1,766,511
Interest	237,107
Other income	56,963

Total Investment Income	2,060,581

EXPENSES

Management Fee	1,815,818
Dividends on securities sold, not yet purchased	1,208,015
Margin interest	592,625
Stock loan fee expense	489,182
Professional fees	348,380
Administration fee	171,574
Custody fee	109,958
Directors’ fees	68,000
Printing, insurance and other expenses	37,907

Total Expenses	4,841,459

Net Investment Loss	(2,780,878)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities	20,223,375
Securities sold, not yet purchased	(5,930,449)
Swaps	(1,353,114)
Written options	532,565
Foreign currency transactions	(231,545)
Net change in unrealized appreciation/depreciation on:
Investments in securities	16,902,812
Securities sold, not yet purchased	(4,722,375)
Swaps	1,730,271
Written options	(170,861)
Foreign currency translations	(4,371)

Net Realized and Unrealized Gain/Loss from Investments	26,976,308

Net Increase in Members’ Capital Derived from Operations	$24,195,430

The accompanying notes are an integral part of these financial statements.	3

UBS Eucalyptus Fund, L.L.C.

Statements of Changes in Members’ Capital

Years Ended December 31, 2011 and 2012

	Adviser	Members	Total

Members’ Capital at January 1, 2011	$270,450	$137,457,237	$137,727,687

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(2,042)	(2,427,940)	(2,429,982)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	51,749	23,771,811	23,823,560
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	(25,539)	(11,774,095)	(11,799,634)
Incentive Allocation	1,913,956	(1,913,956)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	1,938,124	7,655,820	9,593,944

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(1,913,956)	(18,218,814)	(20,132,770)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(1,913,956)	(18,218,814)	(20,132,770)

Members’ Capital at December 31, 2011	$294,618	$126,894,243	$127,188,861

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(4,464)	(2,776,414)	(2,780,878)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	32,390	13,208,442	13,240,832
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	32,180	13,703,296	13,735,476
Incentive Allocation	4,833,081	(4,833,081)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	4,893,187	19,302,243	24,195,430

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(4,833,081)	(6,410,157)	(11,243,238)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(4,833,081)	(6,410,157)	(11,243,238)

Members’ Capital at December 31, 2012	$354,724	$139,786,329	$140,141,053

The accompanying notes are an integral part of these financial statements.	4

UBS Eucalyptus Fund, L.L.C.

Statement of Cash Flows

Years Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$24,195,430
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments	(197,507,876)
Proceeds from disposition of investments	244,699,765
Proceeds received from securities sold, not yet purchased and written options	92,293,628
Cost to cover securities sold, not yet purchased and written options	(94,683,032)
Net realized (gain)/loss from investments in securities, securities sold, not yet purchased, and written options	(14,825,491)
Net accretion of bond discount and amortization of bond premium	22,879
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps and written options	(13,739,847)
Changes in assets and liabilities:
(Increase) decrease in assets:
Collateral deposited with broker on swaps	(3,300,000)
Dividends receivable	30,331
Due from broker	(14,429,956)
Interest receivable	90,699
Investments sold, not settled	15,780,468
Other assets	2,573
Increase (decrease) in liabilities:
Administration fee payable	(6,218)
Custody fee payable	(38,266)
Dividends payable	(15,857)
Due to broker	(16,315,183)
Due to custodian	(429,190)
Interest payable	44,838
Investments purchased, not settled	(1,783,315)
Management Fee payable	(138,987)
Professional fees payable	11,966
Other liabilities	(70,638)
Net cash provided by operating activities	19,888,721

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser withdrawals, including change in withdrawals payable due to Adviser	(1,826,595)
Payments on Members’ withdrawals, including change in withdrawals payable	(6,893,690)
Net cash used in financing activities	(8,720,285)

Net increase in cash and foreign cash	11,168,436
Cash and foreign cash - beginning of year	718,610
Cash and foreign cash - end of year	$11,887,046

Supplemental cash flows disclosure:
Interest paid	$547,787

The accompanying notes are an integral part of these financial statements.	5

UBS Eucalyptus Fund, L.L.C.

Financial Highlights

December 31, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratio of net investment loss to average members’ capital [a]	(1.91%)	(1.79%)	(1.67%)	(1.44%)	(0.23%)
Ratio of total expenses to average members’ capital after Incentive Allocation [a,b]	6.64%	4.96%	5.38%	3.59%	2.98%
Portfolio turnover rate	108.21%	126.05%	88.25%	111.39%	116.78%
Total return after Incentive Allocation [c,d]	15.14%	5.96%	8.47%	27.40%	(19.04%)
Average debt ratio [a]	34.32%	34.24%	31.06%	32.58%	28.51%
Members’ capital at end of year (including the Adviser)	$140,141,053	$127,188,861	$137,727,687	$144,365,710	$146,518,047

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

The ratios of net expenses to average members’ capital before Incentive Allocation were 3.32%, 3.55%, 3.20%, 2.80% and 2.98% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

c

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

d	The total returns before Incentive Allocation were 18.93%, 7.59%, 10.44%, 28.37% and (19.04%) for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of these financial statements.	6

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements

December 31, 2012

1.	Organization

UBS Eucalyptus Fund, L.L.C. (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity-related securities (including, but not limited to, options, warrants and swaps) of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities (“PIPEs”). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

The Fund’s Board of Directors (the “Directors”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the “Adviser”), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and OrbiMed Advisors, L.L.C. (“OrbiMed”). UBS A&Q is the managing member of the Adviser, is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment professionals employed by OrbiMed manage the Fund’s investment portfolio on behalf of the Adviser under the oversight of UBS A&Q’s personnel. OrbiMed is also registered as an investment adviser under the Advisers Act.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests.

The Fund, from time to time, may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their sole and absolute discretion. The Adviser expects that, generally, it will recommend to the Directors that the Fund offers to repurchase interests from Members twice each year in March and September. A Member’s interest, or portion thereof, in the

7

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

1.	Organization (continued)

Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 amends Accounting Standards Codification (“ASC”) Topic 210: Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and for interim periods within those fiscal years. The adoption of ASU 2011-11 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit spread, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions and indicative non-binding broker quotes.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

8

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The valuation process is governed by a Valuation Policy and Procedures document (the “Valuation Policy”) which has been approved by the Directors of the Fund. The Valuation Policy governs the valuation of all securities comprising the net asset value of the Fund and defines the valuation principles and pricing conventions for each security type as described below. In addition, the Valuation Policy establishes a valuation committee (the “Valuation Committee”). The Valuation Committee is specifically responsible for the implementation of the Valuation Policy. The Valuation Committee reviews policy exceptions and the implementation of the Valuation Policy. The Valuation Committee will escalate issues to the Directors as required. The Valuation Committee also reviews and approves the specific valuation methodology implemented for new and existing investments in securities of private companies that are held in the Fund. The voting members of the Valuation Committee are non-investment team personnel.

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

9

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, using the average of the final bid and ask prices as of the measurement date, as reported by such exchange.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at the average of the final bid and ask prices as of the measurement date. Other marketable securities for which market quotations are readily available are valued at the average of the final bid and ask prices as of the measurement date, as obtained from one or more dealers making markets for such securities.

Options and warrants that are not listed or admitted to trading on an exchange or that are listed on an exchange which does not accurately represent such securities’ true value will be valued at the average of the final bid and ask prices provided by a reputable dealer. Options and warrants may also be valued according to a valuation model or volatility formula pursuant to the Fund’s valuation policy and procedures using inputs such as the price of underlying or reference assets, the terms of the option or warrant position, the amount of time until exercise and volatility levels which may be adjusted to more accurately reflect fair value. The level of the volatility discount used to value the warrants ranges from 0-35%. An increase in the discount level decreases the warrant value. There may be unique interactions between inputs used to determine Level 3 valuations which may have similar or divergent impact to the valuation as compared to changes to each input in isolation. Due to these factors, the Fund classifies these securities as Level 3 positions. The Fund held $598,572 in warrants at December 31, 2012.

Open total return swap agreements are valued using contractual terms, quoted inputs and may be valued by independent valuation models and related unrealized gains and losses on the swap agreements are recorded in the Statement of Assets, Liabilities and Members’ Capital.

When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction. PIPEs

10

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

in the amount of $481,663 (0.34% of members’ capital), which is included in investments in securities, at fair value on the Statement of Assets, Liabilities and Members’ Capital, were fair valued by the Adviser at December 31, 2012. A discount of 8.33% was applied to the observable market price at December 31, 2012.

Consistent with its strategy, a portion of the Fund’s long portfolio may consist of investments that are not actively traded on a recognized security exchange. All such securities held by the Fund at December 31, 2012 were valued on the basis of indicative prices provided by external pricing sources including dealers active in the relevant markets. Due to the nature of the Fund’s strategy, these securities may consist of relatively illiquid or thinly traded investments, where multiple pricing sources on individual securities may not be available. Values assigned at December 31, 2012 may differ significantly from values that would have been used had a broader market for the investments existed. In the case where multiple pricing sources are not available, the Fund classifies these securities as Level 3 positions.

For non-exchange traded securities, the valuation process described above represents a good faith approximation of the fair value of an asset and is used where there is no public market or possibly no market at all for a company’s securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As a result, the Fund’s issuance or repurchase of its interests at a time when it owns securities which utilize valuation techniques that are not readily observable and significant to the fair value measurement may have the effect of diluting or increasing the economic interest of existing investors.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the fair value of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its other assets and liabilities,

11

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

such securities and other assets and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund had no such foreign securities valued by the Directors at December 31, 2012.

The Fund holds purchased and written call and put options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets, Liabilities and Members’ Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current fair value.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on the trade-date basis and dividends are recorded on the ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions are calculated on the

12

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

b.	Securities Transactions and Income Recognition (continued)

identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased. Net realized gain or loss from foreign currency transactions represents net foreign exchange gain or loss from disposition of foreign currencies and the difference between the amount of net investment income recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gain or loss from foreign currency translations arise from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $2,780,878 and $13,240,832 from accumulated net investment loss and accumulated net realized gain from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions, respectively, to net capital contributions during the year ended December 31, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any interest or penalties.

13

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

3.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash primarily consists of monies held at J.P. Morgan Chase Bank, N.A. (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser. The Management Fee is debited against the Members’ capital accounts, excluding the Adviser’s or Special Advisory Account and paid to UBS A&Q for the services described above and OrbiMed for their investment management services.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2012, UBS FSI and its affiliates earned brokerage commissions of $25,055 from portfolio transactions executed on behalf of the Fund.

14

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

4.	Related Party Transactions (continued)

The net increase (or decrease) in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee, which is similarly allocated to all Members other than the Adviser as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the “Incentive Allocation”) of 20% of the net profits, (defined as net increase in members’ capital derived from operations on the Statement of Operations) if any, that would have been credited to the Member’s capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

The Incentive Allocation for the year ended December 31, 2012 and the year ended December 31, 2011 was $4,833,081 and $1,913,956, respectively, and was recorded as an increase to the Adviser’s capital account. Such amounts are not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

15

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

5.	Administration and Custody Fees (continued)

The Custodian has entered into a service agreement whereby it provides securities servicing and settlement services for the Fund. Previously, The Bank of New York Mellon acted as the custodian to the Fund.

6.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2012 amounted to $292,190,908 and $336,993,393, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased and written options amounting to $94,683,032 and $92,293,628, respectively and purchases and sales of purchased options and warrants amounting to $5,091,473 and $4,550,630, respectively.

At December 31, 2012, the net tax basis of investments was $92,752,126 resulting in accumulated net unrealized appreciation on investments of $7,127,106 which consists of $24,437,934 gross unrealized appreciation and $17,310,828 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

7.	Due to Broker

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which is maintained in a segregated account held by the Custodian. For the year ended December 31, 2012, the Fund’s average interest rate paid on borrowings was 1.19% per annum and the average borrowings outstanding were $49,997,468. The Fund pledges cash in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.

8.	Due from Broker

The cash due from broker (J.P. Morgan Chase & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

16

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options, warrants, swaps and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities, and Members’ Capital. Due to the nature of the Fund’s strategy, the Fund’s portfolio consists of a number of relatively illiquid or thinly traded investments having a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Fair value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative contracts serve as components of the Fund’s investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes, access to certain markets, and other independent profit opportunities. The derivative contracts that the Fund may hold include total return swaps, forward foreign currency exchange contracts, options and warrants. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

Swap contracts represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap contract is valued at the swap contract’s settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is

17

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members’ Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

These agreements also contain information regarding financial terms and conditions, as well as termination and events of default provisions. The Fund’s counterparties usually have multiple specified events under which they can terminate individual transactions or the entire agreement. These events are most commonly related to declines in assets under management during a specified period, which may require closer monitoring of positions or posting of additional collateral. It is not guaranteed that counterparties will move to terminate individual transactions or entire agreements if a “trigger event” were to occur; however, it is their right to do so, which could severely impact the Fund’s portfolio.

a.	Total return swaps

The Fund has entered into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the total return swap’s remaining life. The Fund may mitigate this risk by offsetting any payables and/or receivables with collateral held or pledged. The Fund has posted $9,887,199 as collateral at December 31, 2012 in relation to its total return swaps, which is recorded as collateral deposited with broker on swaps on the Statement of Assets, Liabilities and Members’ Capital.

b.	Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward foreign currency exchange contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of

18

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

b.	Forward foreign currency exchange contracts (continued)

counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency exchange contracts at December 31, 2012.

c.	Options

The Fund has purchased and written call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current fair value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current fair value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

19

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

c.	Options (continued)

Written option activity for the year ended December 31, 2012 for the Fund is as follows:

	Number of contracts	Amount of premiums received

Options outstanding at December 31, 2011	4,930	$897,323
Options written	24,252	3,781,958
Options terminated in closing purchase transactions	(19,420)	(3,442,254)
Options expired prior to exercise	(8,188)	(978,530)

Options outstanding at December 31, 2012	1,574	$258,497

The following tables set forth the gross fair value of the Fund’s asset and liability derivative instruments by risk type held at December 31, 2012 and their location on the Statement of Assets, Liabilities and Members’ Capital as well as the gains and losses from derivative instruments for the year ended December 31, 2012 on the Statement of Operations.

Fair Value of Derivative Instruments

As of December 31, 2012

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives		Liabilities Derivatives
In thousands of dollars	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value
Equity contracts / options and warrants	Investments in securities, at fair value	$ 897	Options written, at fair value	$ 278
Equity contracts / swaps	Unrealized appreciation on swaps	$ 688	Unrealized depreciation on swaps	$ 716
Total		$ 1,585		$ 994

20

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The Effect of Derivative Instruments on the Statement of Operations

Year ended December 31, 2012

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Realized Gain or (Loss) Recognized in Income on Derivatives	Amount of Unrealized Gain or (Loss) Recognized in Income of Derivatives
In thousands of dollars
Equity contracts / options and warrants	Net realized gain/(loss) from investments in securities and written options / net change in unrealized appreciation/depreciation on investments in securities and written options	$ (72)	$ (266)
Equity contracts / swaps	Net realized gain/(loss) from swaps / net change in unrealized appreciation/depreciation on swaps	(1,353)	1,730
Total		$ (1,425)	$ 1,464

The average quarterly net notional amount for equity swaps and average quarterly number of contracts for written options and purchased options were $(10,632,718), (3,320) and 2,997, respectively, during the year ended December 31, 2012. The average quarterly fair value of warrants was $794,453 during the year ended December 31, 2012.

10.	Indemnification and Financial Guarantees

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At December 31, 2012, the Fund had maximum payout amounts of approximately $3,945,000 relating to written put option contracts, which expire between one and seven months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

21

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2012

10.	Indemnification and Financial Guarantees (continued)

The fair value of written put option contracts as of December 31, 2012 is $168,475 and is included as a liability in written options, at fair value on the Statement of Assets, Liabilities and Members’ Capital.

22

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments

December 31, 2012

	INVESTMENTS IN SECURITIES (116.28%)
Par ($)		Fair Value
	CORPORATE BONDS (1.61%)
	MEDICAL - BIOMEDICAL/GENETICS (0.85%)
600,000	Incyte Corp. Ltd., 4.75%, 10/01/15	$1,198,036

	MEDICAL - DRUGS (0.58%)
800,000	Sanofi, 1.20%, 09/30/14 – (France) (b)	809,912

	MEDICAL INSTRUMENTS (0.18%)
245,000	Volcano Corp., 1.75%, 12/01/17 *	247,501

	TOTAL CORPORATE BONDS (Cost $1,650,468)	2,255,449

Shares
	COMMON STOCK (114.03%)
	DIAGNOSTIC EQUIPMENT (1.22%)
538,000	Affymetrix, Inc. *,(a)	1,705,460

	DIAGNOSTIC KITS (1.81%)
354,000	OraSure Technologies, Inc. *,(a)	2,541,720

	DISPOSABLE MEDICAL EQUIPMENT (1.35%)
1,900,000	Shandong Weigao Group Medical Polymer Co., Ltd. – (China) (b)	1,889,985

	DRUG DELIVERY SYSTEMS (2.01%)
739,800	Antares Pharma, Inc. *,(a)	2,818,638

	INSTRUMENTS - SCIENTIFIC (2.99%)
51,000	Fluidigm Corp. *,(a)	729,810
54,300	Thermo Fisher Scientific, Inc. (a)	3,463,254

		4,193,064

	MEDICAL - BIOMEDICAL/GENETICS (29.49%)
205,000	3SBio, Inc. *,(d)	2,796,200
123,000	Affymax, Inc. *,(a)	2,337,000
16,900	Amgen, Inc. (a)	1,458,808
181,300	Bavarian Nordic A/S – (Denmark) *,(b)	1,595,442
36,200	Biogen Idec, Inc. *,(a)	5,309,454
44,000	Celgene Corp. *,(a)	3,463,680
500,000	Cell Therapeutics Inc. *,(a)	650,000
202,000	Dendreon Corp. *,(a)	1,066,560
183,000	Exact Sciences Corp. *,(a)	1,937,970
80,000	Gilead Sciences, Inc. *,(a)	5,876,000
78,000	Illumina, Inc. *,(a)	4,336,020
150,000	Incyte Corp. Ltd. *,(a)	2,491,500
70,000	Life Technologies Corp. *,(a)	3,435,600
15,300	Regeneron Pharmaceuticals, Inc. *,(a)	2,617,371
308,000	Sequenom, Inc. *,(a)	1,453,760
210,900	XOMA Corp. *,(a)	505,106

		41,330,471

	MEDICAL - DRUGS (39.49%)
65,000	Abbott Laboratories (a)	4,257,500
113,000	ACADIA Pharmaceuticals Inc. *,(c)	481,663
51,000	Achillion Pharmaceuticals, Inc. *,(a)	409,020
63,000	Actelion, Ltd. – (Switzerland) (b)	2,996,001

The preceding notes are an integral part of these financial statements.	23

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL - DRUGS (CONTINUED)
461,200	Array BioPharma, Inc. *,(a)	$1,715,664
78,700	Endocyte, Inc. *,(a)	706,726
32,600	Hi-Tech Pharmacal Co, Inc. (a)	1,140,348
172,000	Infinity Pharmaceuticals, Inc. *,(a)	6,020,000
258,000	Map Pharmaceuticals, Inc. *,(a)	4,053,180
72,000	Medivation, Inc. *,(a)	3,683,520
38,300	Medivir AB – (Sweden) *,(b)	406,228
248,000	Mitsubishi Tanabe Pharma Corp. – (Japan) (b)	3,229,503
76,000	Nichi-iko Pharmaceutical Co., Ltd. – (Japan) (b)	1,468,709
44,000	Ono Pharmaceutical Co., Ltd. – (Japan) (b)	2,244,073
295,000	Pernix Therapeutics Holdings *,(a)	2,286,250
192,000	Pfizer, Inc. (a)	4,815,360
83,000	Repros Therapeutics Inc. *	1,307,250
35,000	Roche Holding AG – (Switzerland) (b)	7,035,558
26,500	Salix Pharmaceuticals, Ltd. *,(a)	1,072,720
17,000	Sanofi-Aventis SA – (France) (b)	1,600,040
442,000	Sino Biopharmaceutical – (Cayman Islands) (b)	210,996
310,000	Skyepharma PLC – (United Kingdom) *,(b)	360,289
3,592,800	United Laboratories Ltd/The – (Cayman Islands) (b)	1,719,718
44,300	Vivus, Inc. *,(a)	594,506
196,100	Xenoport, Inc. *,(a)	1,523,697

		55,338,519

	MEDICAL - GENERIC DRUGS (9.76%)
90,100	Impax Laboratories, Inc. *,(a)	1,846,149
100,000	Mylan Laboratories, Inc. *,(a)	2,748,000
90,000	Nippon Chemiphar Co., Ltd. – (Japan) (b)	532,915
26,000	Sawai Pharmaceutical Co., Ltd. – (Japan) (b)	2,612,996
33,000	Towa Pharmaceutical Co., Ltd. – (Japan) (b)	1,728,852
49,000	Watson Pharmaceuticals, Inc. *,(a)	4,214,000

		13,682,912

	MEDICAL - HMO (6.75%)
20,000	Centene Corp. *,(a)	820,000
28,000	CIGNA Corp. (a)	1,496,880
22,000	Humana, Inc. (a)	1,509,860
16,000	Molina Healthcare Inc. *,(a)	432,960
38,000	United Health Group, Inc. (a)	2,061,120
18,000	WellCare Health Plans Inc. *,(a)	876,420
37,000	Wellpoint, Inc. (a)	2,254,040

		9,451,280

	MEDICAL - HOSPITALS (1.72%)
80,000	HCA Holdings Inc. (a)	2,413,600

	MEDICAL INSTRUMENTS (1.44%)
168,800	Natus Medical, Inc. *,(a)	1,887,184
49,200	Solta Medical, Inc. *,(a)	131,364

		2,018,548

The preceding notes are an integral part of these financial statements.	24

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL PRODUCTS (2.62%)
2,520,000	Biosensors International Group Ltd. – (Bermuda) *,(b)	$2,485,961
37,000	Syneron Medical, Ltd. – (Israel) *,(b)	320,790
267,000	Uroplasty, Inc. *,(a)	862,410

		3,669,161

	PHARMACEUTICALS (0.22%)
28,000	Derma Sciences Inc. *,(a)	311,080

	PHARMACY SERVICES (2.66%)
69,000	Express Scripts Holding Co. *,(a)	3,726,000

	THERAPEUTICS (10.50%)
49,000	Biomarin Pharmaceutical, Inc. *,(a)	2,413,250
1,488,200	China Shineway Pharmaceutical Group Ltd. – (Cayman Islands) (b)	2,515,260
241,000	Neurocrine Biosciences, Inc. *,(a)	1,802,680
61,000	Onyx Pharmaceuticals, Inc. *,(a)	4,607,330
280,000	Warner Chilcott PLC – (Ireland) *,(b)	3,371,200

		14,709,720

	TOTAL COMMON STOCK (Cost $145,626,398)	159,800,158

	WARRANTS (0.43%)
	MEDICAL - BIOMEDICAL/GENETICS (0.43%)
54,000	Affymax Inc., $16.77, 03/02/14 *	214,920
24,300	Alexza Pharmaceuticals, Inc., $27.70, 10/05/2016 *	3,402
2,181	Novelos Therapeutics, Inc., $0.11, 07/27/15 *	—
150,000	Talon Therapeutics, Inc., $0.01, 10/07/16 *	70,500
62,500	Talon Therapeutics, Inc., $0.60, 10/07/16 *	7,500
325,000	XOMA Corp., $1.76, 01/01/14 *	302,250

		598,572

	TOTAL WARRANTS (Cost $717,625)	598,572

Number of Contracts
	PURCHASED OPTIONS (0.21%)
	MEDICAL - BIOMEDICAL/GENETICS (0.10%)
150	Celsion Corp, 04/20/13 $4.50 Call *	67,500
150	Celsion Corp, 04/20/13 $4.00 Put *	24,750
64	Illumina Inc, 01/19/13 $57.50 Call *	12,800
135	NewLink Genetics Corp, 07/20/13 $22.50 Call *	35,100

		140,150

	MEDICAL - DRUGS (0.07%)
180	Abbott Laboratories, 01/19/13 $70.00 Call *	1,620
64	Allergan Inc/United States, 01/19/13 $92.50 Put *	11,520
230	Bristol-Myers Squibb Co., 01/19/13 $35.00 Call *	690
128	Infinity Pharmaceuticals Inc, 07/20/13 $35.00 Call *	70,400
95	Merck & Co Inc, 01/18/14 $45.00 Call *	12,920

		97,150

The preceding notes are an integral part of these financial statements.	25

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

Number of Contracts		Fair Value
	PURCHASED OPTIONS (CONTINUED)
	PHARMACY SERVICES (0.00%)
210	Express Scripts Holding Co, 01/19/13 $65.00 Call *	$1,680

	STOCK INDEX (0.01%)
96	SPDR S&P 500 ETF Trust, 01/19/13 $140.00 Put *	11,424

	THERAPEUTICS (0.03%)
241	Warner Chilcott PLC, 01/19/13 $10.00 Call *	48,200

	TOTAL PURCHASED OPTIONS (Cost $360,133)	298,604

	TOTAL INVESTMENTS IN SECURITIES (Cost $148,354,624)	162,952,783

Shares
	SECURITIES SOLD, NOT YET PURCHASED ((44.79)%)
	COMMON STOCK SOLD, NOT YET PURCHASED ((41.59)%)
	DIAGNOSTIC EQUIPMENT ((0.37)%)
(15,500)	Cepheid, Inc. *	(524,055)

	DIAGNOSTIC KITS ((2.69)%)
(30,000)	DiaSorin SpA – (Italy) (b)	(1,197,627)
(138,000)	Quidel Corp. *	(2,576,460)

		(3,774,087)

	DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES ((0.88)%)
(18,000)	Chemed Corp.	(1,234,620)

	FILTRATION/SEPARATE PRODUCTS ((1.51)%)
(35,000)	Pall Corp.	(2,109,100)

	INSTRUMENTS - SCIENTIFIC ((3.10)%)
(60,000)	PerkinElmer Inc	(1,904,400)
(28,000)	Waters Corp. *	(2,439,360)

		(4,343,760)

	MEDICAL - BIOMEDICAL/GENETICS ((3.43)%)
(192,500)	Mesoblast, Ltd. – (Australia) *,(b)	(1,059,218)
(48,000)	Myriad Genetics, Inc. *	(1,308,000)
(90,800)	Prolatix Biotherapeutics, Inc. *	(471,252)
(85,000)	Seattle Genetics, Inc. *	(1,972,000)

		(4,810,470)

	MEDICAL - DRUGS ((15.96)%)
(14,500)	AB Science SA – (France) *,(b)	(346,585)
(103,800)	Almirall SA – (Spain) (b)	(1,019,526)
(56,000)	AstraZeneca PLC – (United Kingdom) (b)	(2,648,440)
(186,000)	Dainippon Sumitomo Pharma Co., Ltd. – (Japan) (b)	(2,226,378)
(42,000)	Eisai Co., Ltd. – (Japan) (b)	(1,748,628)
(63,000)	Johnson & Johnson	(4,416,300)
(129,800)	Optimer Pharmaceuticals, Inc. *	(1,174,690)
(53,300)	Raptor Pharmaceutical Corp. *	(311,805)
(245,000)	Santarus, Inc. *	(2,690,100)
(86,000)	Shionogi & Co., Ltd. – (Japan) (b)	(1,429,226)

The preceding notes are an integral part of these financial statements.	26

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

Shares		Fair Value
	COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
	MEDICAL - DRUGS (CONTINUED)
(105,000)	Synta Pharmaceuticals Corp. *	$(947,100)
(61,000)	Takeda Pharmaceutical Co., Ltd. – (Japan) (b)	(2,719,568)
(12,000)	UCB SA – (Belgium) (b)	(683,771)

		(22,362,117)

	MEDICAL - GENERIC DRUGS ((0.48)%)
(18,000)	Teva Pharmaceutical Industries, Ltd. (d)	(672,120)

	MEDICAL - WHOLESALE DRUG DISTRIBUTION ((1.11)%)
(36,000)	AmerisourceBergen Corp.	(1,554,480)

	MEDICAL INSTRUMENTS ((1.16)%)
(48,000)	Getinge AB – (Sweden) (b)	(1,623,252)

	MEDICAL LABS & TESTING SERVICES ((1.21)%)
(29,000)	Quest Diagnostics Inc.	(1,689,830)

	MEDICAL PRODUCTS ((6.08)%)
(21,000)	Becton, Dickinson and Company	(1,641,990)
(28,000)	Covidien PLC – (Ireland) (b)	(1,616,720)
(101,000)	Hospira, Inc. *	(3,155,240)
(30,000)	Varian Medical Systems, Inc. *	(2,107,200)

		(8,521,150)

	OPTICAL SUPPLIES ((1.64)%)
(23,000)	Cie Generale d’Optique Essilor International SA – (France) (b)	(2,305,156)

	RESEARCH & DEVELOPMENT ((0.28)%)
(48,400)	Aveo Pharmaceuticals, Inc. *	(389,620)

	THERAPEUTICS ((1.69)%)
(41,200)	Isis Pharmaceuticals, Inc. *	(430,952)
(39,300)	Osiris Therapeutics, Inc. *	(352,914)
(27,300)	Pharmacyclics, Inc. *	(1,580,670)

		(2,364,536)

	TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Proceeds of Sales $(52,730,139))	(58,278,353)

	EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED ((3.20)%)
	STOCK INDEX ((3.20)%)
(31,500)	SPDR S&P 500 ETF Trust	(4,489,380)

	TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (Proceeds of Sales $(4,472,378))	(4,489,380)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds of Sales $(57,202,517))	(62,767,733)

The preceding notes are an integral part of these financial statements.	27

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

Number of Contracts		Fair Value
	DERIVATIVE CONTRACTS ((0.22)%)
	WRITTEN OPTIONS ((0.20)%)
	MEDICAL - BIOMEDICAL/GENETICS ((0.14)%)
(150)	Celsion Corp, 01/19/13 $4.50 Call *	$(61,500)
(150)	Celsion Corp, 01/19/13 $4.00 Put *	(12,750)
(80)	Illumina Inc, 01/19/13 $50.00 Put *	(7,040)
(80)	Illumina Inc, 01/19/13 $52.50 Put *	(14,400)
(135)	NewLink Genetics Corp, 04/20/13 $12.50 Call *	(47,250)
(135)	NewLink Genetics Corp, 04/20/13 $12.50 Put *	(47,250)

		(190,190)

	MEDICAL - DRUGS ((0.03)%)
(96)	Endo Health Solutions Inc, 01/19/13 $25.00 Put *	(5,760)
(128)	Infinity Pharmaceuticals Inc, 04/20/13 $25.00 Put *	(8,960)
(95)	Merck & Co Inc, 01/18/14 $35.00 Put *	(18,240)
(70)	Salix Pharmaceuticals Ltd, 01/19/13 $40.00 Put *	(9,100)
(140)	Shire PLC, 01/19/13 $80.00 Put *	(1,400)

		(43,460)

	PHARMACY SERVICES ((0.03)%)
(210)	Express Scripts Holding Co, 01/19/13 $70.00 Call *	(1,050)
(105)	Express Scripts Holding Co, 01/19/13 $57.50 Put *	(43,575)

		(44,625)

	TOTAL WRITTEN OPTIONS (Premiums $(258,497))	(278,275)

Notional Amount ($)
	SWAPS ((0.02)%)
16,057,220	Equity Swap, long exposure	254,032
(26,352,160)	Equity Swap, short exposure	(281,575)

	TOTAL SWAPS	(27,543)

	TOTAL DERIVATIVE CONTRACTS (Premiums $(258,497))	(305,818)

TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET PURCHASED AND DERIVATIVE CONTRACTS — 71.27%		99,879,232

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 28.73%		40,261,821

TOTAL MEMBERS’ CAPITAL — 100.00%		$140,141,053

Percentages shown represent a percentage of members’ capital as of December 31, 2012.

*	Non-income producing security.
(a)	Partially or wholly held ($115,754,072 total fair value) in a pledged account by the Custodian as collateral.
(b)	Foreign security.
(c)	Restricted security
(d)	American Depository Receipt.

The preceding notes are an integral part of these financial statements.	28

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

DERIVATIVE CONTRACTS

EQUITY SWAPS

UBS Eucalyptus Fund, L.L.C. had the following open equity swaps as of December 31, 2012:

Notional Amount	Shares	Maturity Date	Description	Unrealized Appreciation (Depreciation)

$194,799	58,000	07/18/2013	Agreement with Goldman Sachs & Co., to receive the total return of China Resources Sanjiu Medicine Co., Ltd. (upfront payment made by the Fund $194,799)	$25,666

$220,122	64,700	07/19/2013	Agreement with Goldman Sachs & Co., to receive the total return of China Resources Sanjiu Medicine Co., Ltd. (upfront payment made by the Fund $220,122)	$25,810

$114,396	33,900	07/22/2013	Agreement with Goldman Sachs & Co., to receive the total return of China Resources Sanjiu Medicine Co., Ltd. (upfront payment made by the Fund $114,396)	$14,462

$90,003	26,700	07/23/2013	Agreement with Goldman Sachs & Co., to receive the total return of China Resources Sanjiu Medicine Co., Ltd. (upfront payment made by the Fund $90,003)	$11,487

$217,660	31,000	11/29/2013	Agreement with Goldman Sachs & Co., to receive the total return of Diagnosticos DA America SA in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 65 bps.	$(17,927)

$19,613	5,060	03/18/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $19,613)	$4,814

$29,595	7,810	04/05/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $29,595)	$8,109

$89,505	22,550	06/03/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $89,505)	$19,357

$492,367	114,180	06/20/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $492,367)	$58,847

$214,515	47,436	06/24/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $214,515)	$14,486

$3,714	800	07/19/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $3,714)	$149

$23,301	5,000	07/22/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $23,301)	$837

$18,628	4,000	07/23/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $18,628)	$683

$139,608	30,000	07/24/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $139,608)	$5,220

$96,452	20,849	08/12/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $96,452)	$4,199

The preceding notes are an integral part of these financial statements.	29

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

EQUITY SWAPS (continued)

Notional Amount	Shares	Maturity Date	Description	Unrealized Appreciation (Depreciation)

$24,444	5,084	08/20/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $24,444)	$99

$251,509	52,551	09/09/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $251,509)	$2,186

$31,223	6,500	09/27/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $31,223)	$157

$90,010	18,500	09/27/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $90,010)	$(699)

$22,586	5,000	12/27/2013	Agreement with Goldman Sachs & Co., to receive the total return of Jiangsu Hengrui Medicine Co., Ltd. (upfront payment made by the Fund $22,586)	$1,552

$237,614	24,000	11/29/2013	Agreement with Goldman Sachs & Co., to receive the total return of Qualicorp SA in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 65 bps.	$11,060

$957,878	4,900	11/14/2013	Agreement with Goldman Sachs & Co., to receive the total return of the Goldman Sachs Custom HMO Basket in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$(10,710)

$4,557,205	41,100	02/07/2013	Agreement with Goldman Sachs & Co., to receive the total return of the GS Global Pharma in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 35 bps.	$(74,873)

$2,397,525	22,000	10/24/2013	Agreement with Goldman Sachs & Co., to receive the total return of the Orbimed Custom M&A Basket in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$(256,906)

$2,966,546	30,200	11/06/2013	Agreement with Goldman Sachs & Co., to receive the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 50 bps.	$185,971

$803,857	8,900	03/12/2013	Agreement with Goldman Sachs & Co., to receive the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 65 bps.	$131,476

$1,006,900	10,000	11/06/2013	Agreement with Goldman Sachs & Co., to receive the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 65 bps.	$35,477

$387,036	46,400	10/18/2013	Agreement with Goldman Sachs & Co., to receive the total return of Tianjin Tasly Pharmaceutical Co., Ltd. (upfront payment made by the Fund $387,036)	$24,275

$358,609	43,700	10/21/2013	Agreement with Goldman Sachs & Co., to receive the total return of Tianjin Tasly Pharmaceutical Co., Ltd. (upfront payment made by the Fund $358,609)	$28,768

$(4,638,829)	(3,183)	02/07/2013	Agreement with Goldman Sachs & Co., to pay the total return of S & P 500 Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 15 bps.	$73,156

The preceding notes are an integral part of these financial statements.	30

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

EQUITY SWAPS (continued)

Notional Amount	Shares	Maturity Date	Description	Unrealized Appreciation (Depreciation)

$(5,268,710)	(46,300)	08/01/2013	Agreement with Goldman Sachs & Co., to pay the total return of the Goldman Sachs Custom Device Basket in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$(270,296)

$(16,444,621)	(132,900)	01/23/2014	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Custom Index Modified Short Hedge in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 92 bps.	$(84,435)

				$(27,543)

The preceding notes are an integral part of these financial statements.	31

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

ASSETS TABLE

Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Investments in Securities
Corporate Bonds
Medical - Biomedical/Genetics	$1,198,036	$—	$1,198,036	$—
Medical - Drugs	809,912	—	809,912	—
Medical Instruments	247,501	—	247,501	—

Total Corporate Bonds	2,255,449	—	2,255,449	—

Common Stock
Diagnostic Equipment	1,705,460	1,705,460	—	—
Diagnostic Kits	2,541,720	2,541,720	—	—
Disposable Medical Equipment	1,889,985	1,889,985	—	—
Drug Delivery Systems	2,818,638	2,818,638	—	—
Instruments - Scientific	4,193,064	4,193,064	—	—
Medical - Biomedical/Genetics	41,330,471	41,330,471	—	—
Medical - Drugs	55,338,519	54,856,856	—	481,663
Medical - Generic Drugs	13,682,912	13,682,912	—	—
Medical - HMO	9,451,280	9,451,280	—	—
Medical - Hospitals	2,413,600	2,413,600	—	—
Medical Instruments	2,018,548	2,018,548	—	—
Medical Products	3,669,161	3,669,161	—	—
Pharmaceuticals	311,080	311,080	—	—
Pharmacy Services	3,726,000	3,726,000	—	—
Therapeutics	14,709,720	14,709,720	—	—

Total Common Stock	159,800,158	159,318,495	—	481,663

Warrants
Medical - Biomedical/Genetics	598,572	—	—	598,572

Total Warrants	598,572	—	—	598,572

Purchased Options
Medical - Biomedical/Genetics	140,150	140,150	—	—
Medical - Drugs	97,150	97,150	—	—
Pharmacy Services	1,680	1,680	—	—
Stock Index	11,424	11,424	—	—
Therapeutics	48,200	48,200	—	—

Total Purchased Options	298,604	298,604	—	—

Total Investments in Securities	$162,952,783	$159,617,099	$2,255,449	$1,080,235

Derivative Contracts
Swaps	688,303	—	688,303	—

Total Derivative Contracts	$688,303	$—	$688,303	$—

Total Assets	$163,641,086	$159,617,099	$2,943,752	$1,080,235

The preceding notes are an integral part of these financial statements.	32

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

LIABILITIES TABLE

Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Securities Sold, Not Yet Purchased
Common Stock Sold, Not Yet Purchased
Diagnostic Equipment	$(524,055)	$(524,055)	$—	$—
Diagnostic Kits	(3,774,087)	(3,774,087)	—	—
Diversified Operations/Commercial Services	(1,234,620)	(1,234,620)	—	—
Filtration/Separate Products	(2,109,100)	(2,109,100)	—	—
Instruments - Scientific	(4,343,760)	(4,343,760)	—	—
Medical - Biomedical/Genetics	(4,810,470)	(4,810,470)	—	—
Medical - Drugs	(22,362,117)	(22,362,117)	—	—
Medical - Generic Drugs	(672,120)	(672,120)	—	—
Medical - Wholesale Drug Distribution	(1,554,480)	(1,554,480)	—	—
Medical Instruments	(1,623,252)	(1,623,252)	—	—
Medical Labs & Testing Services	(1,689,830)	(1,689,830)	—	—
Medical Products	(8,521,150)	(8,521,150)	—	—
Optical Supplies	(2,305,156)	(2,305,156)	—	—
Research & Development	(389,620)	(389,620)	—	—
Therapeutics	(2,364,536)	(2,364,536)	—	—

Total Common Stock Sold, Not Yet Purchased	(58,278,353)	(58,278,353)	—	—

Exchange Traded Funds Sold, Not Yet Purchased
Stock Index	(4,489,380)	(4,489,380)	—	—

Total Exchange Traded Funds Sold, Not Yet Purchased	(4,489,380)	(4,489,380)	—	—

Total Securities Sold, Not Yet Purchased	$(62,767,733)	$(62,767,733)	$—	$—

Derivative Contracts
Written Options
Medical - Biomedical/Genetics	(190,190)	(190,190)	—	—
Medical - Drugs	(43,460)	(43,460)	—	—
Pharmacy Services	(44,625)	(44,625)	—	—

Total Written Options	(278,275)	(278,275)	—	—

Swaps	(715,846)	—	(715,846)	—

Total Derivative Contracts	$(994,121)	$(278,275)	$(715,846)	$—

Total Liabilities	$(63,761,854)	$(63,046,008)	$(715,846)	$—

The preceding notes are an integral part of these financial statements.	33

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011	Accrued discounts/ premiums	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	(Sales/ paydowns)	Transfers in and/or out of Level 3 *	Balance as of December 31, 2012
Investments in Securities
Corporate Bonds
Medical –Biomedical/Genetics	$1,358,207	$(501)	$81,849	$61,842	$1,063,800	$(1,367,161)	$(1,198,036)	$-
Medical – Drugs	6,405,265	(20,594)	(845,722)	486,843	-	(5,215,880)	(809,912)	-

Total Corporate Bonds	7,763,472	(21,095)	(763,873)	548,685	1,063,800	(6,583,041)	(2,007,948)	-
Common Stock
Medical – Drugs	-	-	-	(18,927)	500,590	-	-	481,663

Total Common Stock	-	-	-	(18,927)	500,590	-	-	481,663
Warrants
Medical – Biomedical/Genetics	-	-	-	3,920	513,250	-	81,402	598,572

Total Corporate Bonds	-	-	-	3,920	513,250	-	81,402	598,572

Ending Balance	$7,763,472	$(21,095)	$(763,873)	$533,678	$2,077,640	$(6,583,041)	$(1,926,546)	$1,080,235

* The transfers into Level 3 at December 31, 2012 were due to adjustments made to the observable volatility level used to model the warrants and transfers out of Level 3 were due to the greater availability and transparency of broker quotes for certain securities during the year.

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2012 is $(105,805) and is included in net change in unrealized appreciation/depreciation on investments in securities on the Statement of Operations.

Investments in Securities – By Country	December 31, 2012 Percentage of Members’ Capital (%)
United States	58.07%
Switzerland	7.16%
Cayman Islands	3.17%
Japan	2.64%
Bermuda	1.77%
China	1.35%
Ireland	1.25%
Denmark	1.14%
Israel	0.23%
France	(0.17%)
Belgium	(0.49%)
Spain	(0.73%)
Australia	(0.76%)
Italy	(0.85%)
Sweden	(0.87%)
United Kingdom	(1.63%)

Investments in Derivative Contracts – By Country	December 31, 2012 Percentage of Members’ Capital (%)
United States	(0.01%)

The preceding notes are an integral part of these financial statements.	34

UBS EUCALYPTUS FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 13, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (“UBS A&Q”), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”) of which UBS A&Q is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBS A&Q the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by UBS A&Q to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS A&Q which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (“Comparable Funds”). The Directors recognized that certain of the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that the Fund’s year-to-date and three-year performance for the periods ended June 30, 2012 well exceeded the median performance of the Comparable Funds, and that the Fund’s performance during the same periods exceeded the performance of the S&P 500 Total Return Index.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Fund’s management fee was below the median management fee of the Comparable Funds and the Fund’s incentive fee was equal to the median incentive fee of, and lower than the highest incentive fee charged by, the Comparable Funds. In comparing the advisory fees being charged to the Fund to the fees being charged to other advisory clients of UBS A&Q, the Directors noted that the Fund’s management fee was equal to the standard management fee of the single-manager funds of UBS A&Q and its incentive fee was equal to the standard incentive fee of the single-manager funds of UBS A&Q. In light of the foregoing, the Directors felt that the combination of advisory fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of UBS A&Q both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBS A&Q and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and UBS A&Q were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2012 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During the Past 5 Years

INDEPENDENT DIRECTORS
George W. Gowen (83) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	10	None
Stephen H. Penman (66) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	10	None
Virginia G. Breen (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	10	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.

INTERESTED DIRECTOR
Meyer Feldberg (70)[3] UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	55	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since April 16, 2012	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005	Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on November 18, 1999.

[2]	Of the 55 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 10 comprise the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $87,054 in 2012 and $81,425 in 2011. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,300 in 2012 and $2,200 in 2011. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $99,000 in 2012 and $97,000 in 2011. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2011.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.166 million in 2012 and $1.183 million in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

The Proxy Voting Policies are as follows:

October 2011

OrbiMed Advisors LLC

OrbiMed Capital LLC

& Affiliates

Policy on Proxy Voting & Class Actions

A.	Overview

OrbiMed Advisors LLC and OrbiMed Capital LLC (each an “Adviser”, and together with their affiliates, “OrbiMed”) recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the funds and other clients that they advise (“Clients”). OrbiMed has always placed paramount importance on its oversight of the implementation of Clients’ investment strategies and the overall management of Clients’ investments. A critical aspect of such management continues to be the effective assessment and voting of proxies relating to Clients’ portfolio securities.

OrbiMed manages Clients’ assets with the overriding goal of seeking to provide the greatest possible returns consistent with governing laws and the investment policies of each Client. In pursuing that goal, OrbiMed seeks to exercise its Clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities, with the principal aim of maintaining or enhancing the companies’ economic value. Accordingly, OrbiMed has adopted and implemented policies and related procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with OrbiMed’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Those policies and procedures, which are described below, are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. OrbiMed’s Operations Manager (the “Operations Manager”), currently Kevin Olsen, is primarily responsible for administering OrbiMed’s proxy voting program.

B.	Broadridge and Glass Lewis

OrbiMed has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide operational and administrative services related to voting proxies for Clients that have given proxy voting authority to OrbiMed. Broadridge also provides proxy voting guidelines and recommendations through an arrangement with Glass Lewis & Co., LLC (“Glass Lewis”).

Glass Lewis is an independent firm that analyzes proxies and provides research and objective vote recommendations for individual proxy matters. OrbiMed has determined that the Glass Lewis Proxy Paper Guidelines (the “Glass Lewis Proxy Guidelines”) are generally consistent with OrbiMed’s views of the common types of proxy proposals. Consequently, OrbiMed will vote in accordance with the recommendations Glass Lewis makes pursuant to the Glass Lewis Proxy Guidelines except as provided below. Copies of the Glass Lewis Proxy Guidelines may be provided to Clients and investors in private investment funds sponsored by OrbiMed upon request.

While OrbiMed ordinarily follows the Glass Lewis Proxy Guidelines and related recommendations, OrbiMed retains the right to depart from Glass Lewis’s recommendation on any given vote, provided that the details of the vote and the rationale for the departure are documented. In such cases, or when Glass Lewis does not issue a recommendation, OrbiMed will use its best judgment to vote such proxies on behalf of its affected Clients. The Operations Manager will then cast the vote, generally through the Broadridge system. The Operations Manager will limit access to the Broadridge system to the appropriate personnel.

To assure the quality of the services for which OrbiMed has engaged Broadridge and Glass Lewis, the Operations Manager will review periodic service reports prepared by Broadridge. The Operations Manager, together with personnel from OrbiMed’s Public Equity Investment Team, will also review the Glass Lewis Proxy Guidelines at least annually (and upon notice from Glass Lewis of their material amendment) to ensure that they continue to be largely consistent with OrbiMed’s views. Finally, the Operations Manager will review on the same timetable Glass Lewis’s conflict management procedures with respect to its voting recommendations, to the extent applicable.

C.	Circumstances in which OrbiMed May Refrain from Voting

Where a Client has retained, or delegated to a party other than OrbiMed, the authority to vote proxies on the Client’s behalf, OrbiMed will not be responsible for voting such proxies.

Where a Client has delegated the responsibility to vote proxies to OrbiMed, OrbiMed will generally seek to vote all proxies for securities in the portfolio(s) that OrbiMed manages for the Client. In certain circumstances, however, the costs associated with voting a proxy may outweigh the potential benefits from exercise of the right to vote, such as where a country requires so-called “share-blocking.” In such situations, OrbiMed may, consistent with its fiduciary duties and this Proxy Voting Policy, refrain from voting. In addition, OrbiMed may be required to abstain from voting on a particular proxy in a situation where a conflict exists between OrbiMed and its affected Clients. The procedures for resolving such conflicts are described below.

Where OrbiMed has refrained from voting a proxy, the Operations Manager will document the decision and the reason for abstaining and provide such documentation to OrbiMed’s Compliance Team.

D.	Recordkeeping

OrbiMed maintains records relating to the proxies it votes on behalf of Clients in accordance with Rule 204-2 under the Advisers Act. Those records include:

1.	A copy of the proxy voting policies and procedures;

2.

Proxy statements received regarding Clients’ portfolio securities (except where such proxy statements are available on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or a third party undertakes to promptly provide copies of such documents to OrbiMed);

2
OrbiMed Proxy Voting Policy		October 2011

3.	A record of each vote cast, including, where the vote reflected a departure from the applicable Glass Lewis recommendation, a summary of the rationale for such departure;

4.	A copy of any document created by OrbiMed that was material to making a decision on how to vote a proxy for a Client or that memorializes the basis for such a decision; and

5.	Each written Client request for proxy voting records and OrbiMed’s written response to any Client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for 6 years and will be maintained in OrbiMed’s office (or by delegation to Broadridge, on the Broadridge user’s web site or at Broadridge’s offices as necessary) for 2 years after they are created.

E.	Conflicts of Interest

There may be occasions where the voting of proxies by OrbiMed on behalf of a Client may present a perceived or actual conflict of interest between OrbiMed and the Client. Such potential conflict of interest situations may include: (1) where OrbiMed manages assets or provides other financial services or products to, or otherwise has a direct business relationship with, a company whose management is soliciting proxies; (2) where an OrbiMed representative serves on the board of directors of a public company soliciting proxies; (3) where OrbiMed has a business relationship with the proponent of a non-management proxy proposal; or (4) where OrbiMed or any OrbiMed employee (“Employee”) involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

As noted above, OrbiMed generally votes proxies in accordance with recommendations provided by a third-party service provider (Glass Lewis) pursuant to pre-determined policies established by that provider (the Glass Lewis Proxy Guidelines). As a result, such votes will not present any conflicts of interest.

When OrbiMed determines to depart from the Glass Lewis recommendation on a particular vote, the Compliance Team will review the proposed vote and assess whether it presents any potential conflicts of interest. If, after reasonable consideration, the Compliance Team concludes that a potential conflict of interest does exist, the Compliance Team will inform the managing member or another member of the Advisers (a “Partner”) involved in managing the portfolio(s) of the Client(s) involved. The Compliance Team will also consult with OrbiMed’s outside counsel and/or compliance consultants as needed to determine whether a conflict of interest in fact exists between OrbiMed and such Clients and whether the matters involved in such proxy could have a material economic impact on those Clients.

If it is determined that there is in fact such a conflict, OrbiMed will seek, with respect to each Client involved, instruction on how the proxy should be voted from the Client, legal counsel to (or another appropriate representative of) the Client, or legal counsel to (or another appropriate representative of) the Client’s adviser (where OrbiMed acts as a sub-adviser to such adviser). In such cases, OrbiMed will provide all reasonable assistance to the Client or its representative to enable to such party to make an informed decision. If the Client or its representative fails to instruct OrbiMed on how to vote the proxy, OrbiMed will generally abstain from voting in order

3
OrbiMed Proxy Voting Policy		October 2011

to avoid the appearance of impropriety. If, however, OrbiMed determines that the failure to vote such proxies would likely have a material adverse economic impact on the affected Clients’ investment in the relevant company, OrbiMed may vote such proxies in order to protect the Clients’ interests.

All votes that depart from the applicable Glass Lewis recommendation will be documented by the Operations Manager. Where such a vote presents an actual conflict of interest, such documentation will record the existence of the conflict and how it was resolved.

F.	Private Equity Funds

1.	General Policy

With respect to portfolio companies of private funds that OrbiMed manages pursuant to primarily private equity strategies (“Private Equity Funds”), OrbiMed is typically a lead investor and often obtains the right to appoint one or more members of the company’s board of directors (or equivalent body). This is in contrast to the portfolio companies of OrbiMed’s public equity strategy Clients, with respect to which OrbiMed is typically a passive investor and does not have board representation. Accordingly, proxy and other voting decisions for Private Equity Funds’ holdings are generally determined by the relevant members of the Private Equity Investment Team, and not pursuant to recommendations from Glass Lewis. Such votes will generally be cast in the best interests of the relevant Private Equity Funds, based on the Private Equity Investment Team’s assessment of the particular matter and OrbiMed’s strategy for the investment, subject (if applicable) to such other duties as OrbiMed or its representatives on a portfolio company’s board of directors or equivalent body may have with respect to the company and its shareholders.

2.	Procedures

In connection with a proxy or similar vote for a Private Equity Fund portfolio company, the Operations Manager will consult with the primary Partner or other Private Equity Investment Team member who is responsible for the portfolio company investment. Unless the vote presents a material conflict of interest, the Operations Manager should cast the vote in accordance with the instruction of the Partner or other Private Equity Investment Team member. If the vote may present a material conflict of interest, then the Operations Manager should consult with the Compliance Team, as described in more detail below.

3.	Conflicts of Interest

OrbiMed understands that there may be situations in which a proxy vote related to a Private Equity Fund portfolio company raises a potential conflict of interest. Such conflicts may include where a proxy vote is required with respect to:

a.

The appointment of Employees or designated persons for board or management positions with a portfolio company (although such appointments will typically be pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest);

4
OrbiMed Proxy Voting Policy		October 2011

b.

Compensation structures, contracts or management fees paid to Employees, Venture Partners or other persons (although per OrbiMed’s policies such compensation received by Employees is considered to be the property of the applicable Private Equity Fund(s) and must be turned over to OrbiMed to be allocated among the Funds on a fair and equitable basis); and

c.

Voting for the repurchase or buy-back of outstanding shares or for the issuance of shares or other capital raises for the portfolio company where it would be beneficial to the Private Equity Funds (although such votes will typically be cast pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest).

If any Employee involved in a proxy or similar vote for a Private Equity Fund believes that a particular vote presents a material conflict of interest between any of OrbiMed, the Private Equity Fund and the portfolio company or its management, then he or she should notify the Compliance Team. The decision as to how to vote in such circumstances will be made by the Partner or other Private Equity Investment Team member in consultation with the Operations Manager and the Compliance Team. The Compliance Team will be responsible for maintaining documentation associated with each such voting decision, which should generally summarize the matter on which the vote was cast, the conflict of interest that was identified, the voting determination, and the basis for that determination.

G.	Reporting of Undue Influence

Each Employee who casts proxy votes on behalf of a Client must notify the Compliance Team (or the Operations Manager, who should then notify the Compliance Team) of any direct, indirect or perceived improper influence sought to be exerted by anyone within OrbiMed with regard to how a proxy should be voted. The Compliance Team will investigate the allegations and take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate.

H.	Class Actions

When a recovery is achieved in a class action, shareholders of the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the settlement or other resolution of the class action. To participate in the recovery as part of the class, the shareholder generally completes and submits a proof of claim form. The party administrating the class action then dispenses money from the settlement fund to those persons and entities with valid claims.

OrbiMed has retained Institutional Shareholder Services Inc. (“ISS”) to facilitate its submission of claims in class actions involving securities held by Clients that have given OrbiMed the authority to do so. ISS identifies, tracks and files class action claims for such Clients.

5
OrbiMed Proxy Voting Policy		October 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

UBS EUCALYPTUS FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho have served as the Fund’s portfolio managers (the “Portfolio Managers”) since the Fund commenced operations on November 22, 1999. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Isaly, who is considered to be the Fund’s portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund’s portfolio including the selection of the Fund’s investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors LLC (“OrbiMed”). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as a Director of Worldwide Healthcare Trust PLC since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He had previously served as a portfolio manager at OrbiMed’s predecessor since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund’s Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (including hedge funds).

The Portfolio Managers’ goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”), periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers’ compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner’s profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund’s Portfolio Managers, based principally on a Portfolio Manager’s overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager’s success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager’s partner profit participation is also influenced by OrbiMed’s overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed’s financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2012.

Samuel D. Isaly

Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed

2	$981 million	15	$4.2 billion	4	$860 million

Sven Borho

Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed

2	$981 million	15	$4.2 billion	4	$860 million

[1]

Among the other registered investment companies managed by the Portfolio Managers is UBS Juniper Crossover Fund, L.L.C., for which UBS Alternative and Quantitative Investments LLC serves as managing member of the Adviser.

[2]	All of these accounts charge performance-based advisory fees.

[3]	Of these accounts, 12 accounts with total assets of approximately $4.02 billion charge performance-based advisory fees.

[4]	All of these accounts charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of the Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser’s Special Advisory Member Interest in the Fund. However, neither of the Fund’s Portfolio Managers beneficially owns any interests in the Fund.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	UBS Eucalyptus Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	March 7, 2013

* Print the name and title of each signing officer under his or her signature.